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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


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      Date of Report (Date of earliest event reported): August 14, 2002


                              ATA HOLDINGS CORP.
            (Exact name of registrant as specified in its charter)


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           Indiana                    000-21642                 35-1617970
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

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                          7337 West Washington Street
                             Indianapolis, Indiana
                                     46231
              (Address of principal executive offices) (Zip code)



      Registrant's telephone number, including area code: (317) 247-4000

                                      N/A

         (Former name or former address, if changed since last report)


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     99.1 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


ITEM 9.       REGULATION FD DISCLOSURE

     ATA Holdings Corp. (the "Company"), formerly known as Amtran Inc., is furnishing herewith a certification presented by its chief executive officer and chief financial officer as an exhibit attached to the Company's 10-Q filed on August 14, 2002.




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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ATA HOLDINGS CORP.


Date: August 13, 2002               By: /s/ Kenneth K. Wolff
                                        -------------------------------------
                                        Name:  Kenneth K. Wolff
                                        Title: Executive Vice President & CFO


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                                 EXHIBIT INDEX


Exhibit No.                    Description of the Exhibit
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99.1                           Certification pursuant to Section 906 of the
                               Sarbanes-Oxley Act of 2002





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